UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2007

Power Integrations, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-23441	94-3065014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5245 Hellyer Avenue

San Jose, California 95138-1002

(Address of principal executive offices)

(408) 414-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 15, 2007, Power Integrations, Inc. issued a press release announcing its 2006 fourth quarter and full year preliminary financial results. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this current report and in the accompanying exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this current report and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Power Integrations, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 15, 2007, announcing Power Integrations’ 2006 Preliminary Fourth Quarter and Full Year Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

By:	/s/ Rafael Torres
Name:	Rafael Torres
Title:	Chief Financial Officer

Dated: February 15, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 15, 2007, announcing Power Integrations’ 2006 Preliminary Fourth Quarter and Full Year Financial Results.